                                                                   Exhibit 25.02

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549
                            -------------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                   -------------------------------------------
               CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                A TRUSTEE PURSUANT TO SECTION 305(b)(2) ________
                    ----------------------------------------

                J. P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION
              (Exact name of trustee as specified in its charter)

                                                                      95-4655078
(State of incorporation                                         (I.R.S. employer
if not a national bank)                                      identification No.)

1999 AVENUE OF THE STARS - FLOOR 26
LOS ANGELES, CA                                                            90067
(Address of principal executive offices)                              (Zip Code)

                                Thomas F. Godfrey
                  Vice President and Assistant General Counsel
                      J. P. Morgan Trust Company, National
                 Association 1 Chase Manhattan Plaza, 25th Floor
                            New York, New York 10081
                               Tel: (212) 552-2192
            (Name, address and telephone number of agent for service)
                  --------------------------------------------
                                 CITIGROUP INC.
               (Exact name of obligor as specified in its charter)

   DELAWARE                                                           52-1568099
(State or other jurisdiction of                                 (I.R.S. employer
incorporation or organization)                               identification No.)

399 PARK AVENUE
NEW YORK, NEW YORK                                                         10036
(Address of principal executive offices)                              (Zip Code)

                          SUBORDINATED DEBT SECURITIES
(Title of the indenture securities)

ITEM 1.     GENERAL INFORMATION.

            Furnish the following information as to the trustee:

      (a) Name and address of each examining or supervising authority to which it is subject.

            Comptroller of the Currency, Washington, D.C.
            Board of Governors of the Federal Reserve System, Washington, D.C.

      (b)   Whether it is authorized to exercise corporate trust powers.

            Yes.

ITEM 2.     AFFILIATIONS WITH OBLIGOR.

      If the Obligor is an affiliate of the trustee, describe each such affiliation.

      None.

NO RESPONSES ARE INCLUDED FOR ITEMS 3-15 OF THIS FORM T-1 BECAUSE THE OBLIGOR IS NOT IN DEFAULT AS PROVIDED UNDER ITEM 13.

ITEM 16.    LIST OF EXHIBITS.

      List below all exhibits filed as part of this statement of eligibility.

       Exhibit 1.     Articles of Association of the Trustee as Now in Effect
                     (see Exhibit 1 to Form T-1 filed in connection with Form 8K of the Southern California Water Company filing, dated December 7, 2001, which is incorporated by reference).

       Exhibit 2. Certificate of Authority of the Trustee to Commence Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 333-41329, which is incorporated by reference).

       Exhibit 3. Authorization of the Trustee to Exercise Corporate Trust Powers (contained in Exhibit 2).

       Exhibit 4. Existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Form 8K of the Southern California Water Company filing, dated December 7, 2001, which is incorporated by reference).

       Exhibit 5.    Not Applicable

       Exhibit 6. The consent of the Trustee required by Section 321 (b) of the Act (see Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 333-41329, which is incorporated by reference).

       Exhibit 7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

       Exhibit 8.    Not Applicable

       Exhibit 9.    Not Applicable

                                    SIGNATURE

      Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, J. P. Morgan Trust Company, National Association, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of San Francisco, and State of California, on the 24th day of February 2006.

                                J. P. Morgan Trust Company, National Association

                                      By: /s/ James Heaney
                                          --------------------------
                                          Authorized Signatory

EXHIBIT 7. Report of Condition of the Trustee.

J.P. Morgan Trust Company, National Association

                  Statement of Condition

                  December 31, 2005

                                                                  ($000)
                                                                  -------
ASSETS
Cash and Due From Banks                                            25,733
Securities                                                        215,596
Loans and Leases                                                  135,923
Premises and Fixed Assets                                           6,802
Intangible Assets                                                 349,515
Goodwill                                                          202,094
Other Assets                                                       47,157
                                                                  -------
     TOTAL ASSETS                                                 982,820
                                                                  =======

LIABILITIES
Deposits                                                           96,108
Other Liabilities                                                  54,523
                                                                  -------
     TOTAL LIABILITIES                                            150,631

EQUITY CAPITAL
Common Stock                                                          600
Surplus                                                           701,587
Retained Earnings                                                 130,002
                                                                  -------
     TOTAL EQUITY CAPITAL                                         832,189
                                                                  -------

     TOTAL LIABILITIES AND EQUITY CAPITAL                         982,820
                                                                  =======

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